Exhibit 99.1

Safe Harbor
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements involve known and unknown risks and uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: price competition from our existing competitors; new competitors in any of our businesses; a shift in client preference for different promotional materials, strategies or coupon delivery methods, including, without limitation, as a result of declines in newspaper circulation; an unforeseen increase in paper or postal costs; changes which affect the businesses of our clients and lead to reduced sales promotion spending, including, without limitation, a decrease of marketing budgets which are generally discretionary in nature and easier to reduce in the short-term than other expenses; our substantial indebtedness, and ability to refinance such indebtedness, if necessary, and our ability to incur additional indebtedness, may affect our financial health; the financial condition, including bankruptcies, of our clients, suppliers, senior secured credit facility lenders or other counterparties; certain covenants in our debt documents could adversely restrict our financial and operating flexibility; ongoing disruptions in the credit markets that make it difficult for companies to secure financing;
fluctuations in the amount, timing, pages, weight and kinds of advertising pieces from period to period, due to a change in our clients’
promotional needs, inventories and other factors; our failure to attract and retain qualified personnel may affect our business and results of operations; a rise in interest rates could increase our borrowing costs; we may be required to recognize additional impairment charges against goodwill and intangible assets in the future; possible governmental regulation or litigation affecting aspects of our business; the credit and liquidity crisis in the financial markets could continue to affect our results of operations and financial condition; uncertainty in the application and interpretation of applicable state sales tax laws may expose us to additional sales tax liability; and general economic conditions, whether nationally, internationally, or in the market areas in which we conduct our business, including the adverse impact of the ongoing economic downturn on the marketing expenditures and activities of our clients and prospective clients as well as our vendors, with whom we rely on to provide us with quality materials at the right prices and in a timely manner. These and other risks and uncertainties related to our business are described in greater detail in our filings with the United States Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q and the foregoing information should be read in conjunction with these filings.  We disclaim any intention or obligation to update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise.

® Please refer to the safe harbor language on slide # 2

®

Sounds of the “New Normal”
“The recession sharpened
the focus on value.”
Dee Warmath, SVP/Retail Insights for NPD
“65% of consumers now believe that saving is more
important than spending.”
Kitsap Business Journal
“Value is here to stay. Period.”
ConAgra Foods CEO Gary Rodkin
“Keeping the value proposition
with consumers is very important
in this economy.”
D. Morrison, SVP/Pres. Campbell Soup Co.:
“With the economic recovery taking hold slowly and
without significant employment growth, expect coupon
use to continue.”
Nielsen 6.20.10

®

“The recession sharpened
the focus on value.”
Dee Warmath, SVP/Retail Insights for NPD
Sounds of the “New Normal”
“What makes a recession
great – what gives it that
horrible honor – is whether
it provokes some long-lived
changes in the economy.”
David Wessel, Economics editor, WSJ 4.16.10
“Keeping the value proposition
with consumers is very important
in this economy.”
D. Morrison, SVP/Pres. Campbell Soup Co.:

®

0
2
4
6
8
10
12
2005 2006 2007 2008 2009 2010
0
20
40
60
80
100
120
2005 2006 2007 2008 2009 2010
Economic Indicators
Unemployment: BLS
Consumer Confidence: Conference Board
Unemployment Consumer Confidence
The National Bureau of Economic Research declared that the
so-called Great Recession is over, determining that the U.S. economy hit bottom in June 2009 and began a long, sluggish rebound.

®

Meet Jane: The Average U.S. Consumer
• Age: 37
• Jane’s family has 3 people
• 67% of Janes are homeowners
•
Her household’s income is $43,460
 34% of her income goes to housing
 18% goes toward a car payment and fuel
 12% of her income buys food
Source 1: U.S. Census
Source 2: Bureau of Labor Statistics
$43,460
2
1
1
1

® 8 Wall Street is not Main Street Source 1: U.S. Census Source 2: Bureau of Labor Statistics Source 3: Cerulli Associates Average Income on Wall Street: $392,000 $43,460 3

®

The Post-Recession Consumer
Shops on payday
I will spend at
86% of the
pre-downturn
level.
4
Struggling with bills
• 77% live paycheck to paycheck
• Has $124,000 in household debt
• 11% are delinquent on their mortgages
Source 1: Harris Interactive, 2010
Source 2: US Census, 2008
• Sustainability is the new American dream
• Today’s consumer is looking for security
rather than luxury
Source 3: US Census
Source 4: AlixPartners, 2009
Harris Interactive, 05.10
High income consumers are saving
• 61% of households with an income of
$100,000+ have redeemed a coupon in the
past six months
1
1
2
3

®

The Consumer Consciousness
0%
10%
20%
30%
40%
50%
60%
Aug-
08
Oct-
08
Dec-
08
Feb-
09
Apr-
09
Jun-
09
Aug-
09
Oct-
09
Dec-
09
Feb-
10
Apr-
10
Jun-
10
Aug-
10
Spend about the same
Spend less
Spend more
Intentions to Spend More, the Same or Less in the Coming Month
Source:  ShopperScape, Aug 2008 – Aug 2010, (three-month moving average)

®

Consumers are Seeking Value
33%
Business
as usual
61% Value
seekers
Recession Indifferent
(12%)
Not likely to change how
they shop
Recession insensitive
(21%)
Cutbacks will primarily be
on highly discretionary
items
Coupons and sales (22%)
Stock up and save (13%)
Switch to private label (11%)
Brand disloyal (8%)
Switch stores for deals (7%)
Source: The Nielsen Company, Are Value-Themed Ads Making an Impact? 08/09
6% Panic Stricken
Beyond price sensitive, these consumers
will do “whatever it takes” to save money
and cut expenses

® 12 Consumers are Promotion Sensitive and Price Conscious Source: 2010 NCH Consumer Survey Promotion Sensitive, 56% Price Conscious, 21% Brand Loyal, 11% Time Crunched, 4% Not Sure, 8% 77%

®

Savings Behavior Learned From the Recession
Source 1: BIGresearch CIA July 2010
Source 2: Deloitte & Harrison Group, 2010
87%
of consumers’ lifestyles have
been affected by the recession
1
89%
feel they have become more
resourceful because of the economy
2

®

Savings Behavior Learned From the Recession
Source: NCH Marketing Services, Inc 2010 Consumer Survey.
29%
29%
I like to save money I need to stretch my
budget
What is the main
reason you are using
more CPG coupons
than before?

®

Source: BIGresearch CIA July 2010; Total U.S.: All adults 18+: 9009
19%
28%
34%
44%
48%
I will take more practical vacations
I will be more conservative when
buying a car
I will spend less on entertainment
I will spend less dining out
I will be more price conscious when
buying clothing and food
Savings Behavior Learned From the Recession
Do you think the current economic crisis will impact your
lifestyle over the next 5 years in any of the following ways?

®

Has your personal economic situation caused you to
make any of the following changes?
If so, do you expect to continue in the future?
Source: NCH Marketing Services, Inc 2010 Consumer Survey.
Savings Behavior Learned From the Recession
Made this change due
to personal situation
Expect to
continue
73%
25%
I am
clipping
more
coupons
than before
Source: North American Technographics Media and Advertising Online Survey, Q2 2009

®

Savings Behavior Learned From the Recession
66%
55%
45%
36%
36%
I actively seek coupons and
deals to save money
I do more research now
before buying products
I use search engines more
I rely more on reviews and
recommendations from people I know
I pay more attention to
ads and promotions
Source: North American Technographics Media and Advertising Online Survey, Q2 2009

®

Savings Behavior Learned From the Recession
Source 1: USPS Household Diary 2009
Source 2: DMNews Direct Mail Survey 2008
64% of consumers are
examining their mail
more closely for coupons
and discounts than six
months ago.
2
79% of households
either read or scan
advertising mail sent
to their household.
1
44¢

®

Source 3: FMI Brand and Retailer Loyalty Survey, 12/09
Savings Behavior Learned From the Recession
of consumers say that a good
selection of private label products
is an important grocery store
attribute
63%

®

63% Total U.S. Adults
61% Matures (65+)
63% Baby Boomers (46-64)
66% Gen X (34-45)
60% Echo Boomers (18-33)
I purchase more generic brands.
3
Savings Behavior Learned From the Recession
In 2010 store brands hold 18% of dollars spent
Source 3: The Harris Poll® #25, Feb. 16, 2010

®

Savings Behavior Learned From the Recession
Source: IRI July 2007 Channel Migration Report IRI Aug. 2010 Channel Migration Report
1%
7%
13%
56%
49%
19%
12%
2%
Grocery Supercenter Club Dollar
Channel Migration to Value Stores
“Switch Stores for Deals”
CPG Dollar Share by Channel

®

Savings Behavior Learned From the Recession
-35%
-30%
-25%
-20%
-15%
-10%
-5%
0%
5%
10%
Traded Up After Recession
Traded Down During Recession
Source: Kantar White Paper - Value Will Remain Focus July, 2010

®

Savings Behavior Learned From the Recession
• 49% will consider each purchase more carefully
• 41% plan to
continue
taking advantage of good sales/deals
• 33% will
continue
to use more coupons
• 33% will save
more
of what they earn
• 32% will do
more
price comparison shopping before purchasing
Bullets 2,3,5  Source: Kantar Retail, ShopperScape Monthly Review, 03.10;
Bullets: 1,4 : BIGresearch CIA 07.10; Q: Do you think the current economic crisis will impact your lifestyle over the next 5 years in any of the following ways?

®

Purchase Influence is the key to Winning
53%
20%
15%
26%
27%
50%
Eating
Out
Electronics Apparel
Home
Improvement
Grocery
Word of Mouth 43% 34% 33% 39%
Circulars/
Inserts 24% 26% 21% 40%
TV Broadcast 28% 23% 22% 26%
Internet 25% 19% 12% 13%
Email 24% 26% 11% 15%
Coupons 21% 31% 18% 71%
Purchase Category
Source: BIGresearch Simultaneous Media Survey, June 2010

®

•
81%
conduct at least an hour of research before they shop
•
64%
look at store flyers before or at the store
•
63%
bring coupons to the store
•
50%
make lists using store ads or coupons
•
41%
of brand buying decisions are made before entering the store
Source: IRI Consumer Trends, Dissecting the Downturn generation, 2009
Consumers use Print to Plan Their Shopping Trips
Source: Shopper Marketing:  Unleashing the Next Wave of Value, GMA/Booz Allen, 2009
In Aug ’09,
89%
of consumers
said they
used coupons when planning shopping lists.
This was an
increase of
10%
from 2007.
58% of the shoppers
chose the store they
visited, because it offered lower prices on
things they wanted.

®

49%
52%
Coupons from Mail Coupons from
Newspapers
Source: Shopper Marketing:  Unleashing the Next Wave of Value, GMA/Booz Allen, 2009
Out of Store Influences when Selecting
Brands for a Shopping List:
• Consumers rein in their spending by sticking to a shopping list.
• High correlation between shopping list preparation and use of coupons.
Consumers use Coupons to Plan Their Shopping Trips

®

Source: Economy Triggers Shopping List Renaissance: What It Means for Marketers, NCH Coupon Sentinel, Aug. 2009
75%
of all shoppers are
making food decisions at
home.
Up from
60%
in prior
year.
64%
said they’re using
store ads or coupons when
making their shopping lists,
up from
50%
last year.
Chart Source: BIGresearch American Pulse Survey, December, 2008.
4%
28%
29%
47%
67%
Planning With Print
Where
Consumers
Look for
Inserts

®

Response rates are derived from all verticals covering multiple forms of print media.  Calculated from 8,300 individual marketing events
102
100
146
115
2007 2008 2009 2010
Shared Mail and Inserts Drive Consumers
• Valassis has tracked over 9,000 advertising programs since
2007 to determine the effectiveness of our clients’ campaigns.
• Shared Mail and Newspaper Inserts perform and have grown
since the recession began.

®

Pre-Recession
Recession
Post-Recession
11%
30%
22%
25%
12%
Always
Very Often
Sometimes
Rarely
Never
6%
18%
36%
31%
12%
6%
17%
37%
29%
12%
6%
16%
37%
30%
12%
The Current Economic Conditions are Maintaining
Overall High Coupon use and Increasing Regularity
2007
Total: 89%
Source: NCH 2010 Consumer Survey
64%
Regularly
2008
Total: 94%
2009
Total: 94%
2010
Total: 94%
76%
Regularly
77%
Regularly
78%
Regularly

®

2010 First Half Coupon Redemption Volume
Continues To Outpace Prior Year
(Quarterly U.S. CPG Coupon Redemption Volume, In Millions)
675
650
600
675
850
825
800 800
775
850
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
2009 2008 2010
Source: NCH Mid-Year 2010 Coupon Fact Report
+8% change
YoY

® 31 Coupon Redemptions Continue to Increase in 2010 8% 5% 4% 18% 20% 25% Grocery Mass Merchandise Drug Store Source: NCH Coupon Facts - Redemption by Class of Trade

®

In summary. . .
•
Consumers must stretch each
dollar
•
The New Normal
is a savings
mentality
•
Value Media
[such as Inserts
and coupons] are key in helping
the consumer navigate their way
to savings.

Please refer to the safe harbor language on slide #2

Regardless of Marketing Spend – “We Will Get Ours”
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 (e)
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
Industry Marketing Spend Valassis Revenue
Sources:
Industry Ad Spend, Kantar Media
Valassis Revenue, Internal Tracking
2010 estimate based on 1H 2010 vs. 2009 trend
2001 Ad Recession
Outperform +4%
"The Great Recession" (2007 - 2009)
Outperform +6%

Our Blended Media Solution Influences Consumers As They Plan Their Purchases Our RedPlum portfolio engages consumers and produces a positive ROI for our clients 36

Valassis Has A Diverse Client Base
Source: Valassis Revenue by Vertical, Internal Tracking 2009
CPG
Specialty Retail
Consumer
Services
Financial
Direct Marketers
Telecom
Restaurant
Grocery & Drug
Satellite
Discount Stores
All Other

38 Marketing Spend Headroom Sources: Valassis Revenue 2009; Ad Industry Spend, Kantar 2009 2% 3% 2% 1% 2% 2% 6% 29% 5% 5% $0 $5 $10 $15 $20 $25 Industry Ad Spend 2009 Valassis Share

INTENTIONALLY OMITTED

Source: BIGresearch Simultaneous Media Survey, June 2010
Purchase Influence is the Key to Winning
Purchase Category
20%
15%
26%
50% Word of Mouth 43% 34% 33% 39%
TV Broadcast 28% 23% 22% 26%
Internet 25% 19% 12% 13%
Email 24% 26% 11% 15%
Electronics
Apparel
Home
Improvement
Grocery
Eating
Out
Circulars/
Inserts
24%
26% 21% 40% 27%
Coupons 21% 31% 18% 71% 53%

41 Where Consumers Look for Inserts Source: BIGresearch American Pulse Survey, December, 2008. Base: 4,117 4% 28% 29% 47% 67%

Sources: NAA, Editor & Publisher Yearbook, U.S. Census
0
50
100
150
200
250
300
350
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
0%
20%
40%
60%
80%
100%
Population Coverage Newspaper Circulation (Daily & Sunday) US Population
Client Challenge:
Population Growth + Circulation Decline = Diminishing Scale
Widening Coverage Gap

Diminishing Scale = Diminishing Returns
Sources: Valassis Co-op FSI Market List; U.S. Census

699,410 1,273,595 775,520 Households
222,000 434,000 235,000
2006 Newspaper
Circulation
171,000 320,000 195,000
2009 Newspaper
Circulation
477,000 871,000 560,000
2010 Shared Mail
Circulation
Las Vegas
Pittsburgh
Providence
2006 Newspaper
Coverage
30% 34% 32%
2009 Newspaper
Coverage
25% 25% 24%
2010 Shared Mail
Coverage
72%
68% 68%

Recovering Scale = Enhancing Returns
Sources: Valassis Co-op FSI Market List; U.S. Census
Profit Enhancement compares 2010 to 2009 based on $5 FSI CPM, assuming $1.25 profit per unit
44
2,220 4,340 2,350 2006 Newspaper Units
1,710 3,200 1,950 2009 Newspaper Units
4,770 8,710 5,600 2010 Shared Mail Units
Las Vegas
Pittsburgh Providence
Unit Decline (400)
(1,140)
(510)
Profit Enhancement
+ $2,737
+ $4,133 + $2,295

Tipping Point – Coverage Correlation
There is a correlation between newspaper coverage and our Shared Mail content
7
8
9
10
11
< 15% 15-20% 21-25% 26-30% 31-35% 36-40% 41-45% 46-50% >50%
Sunday Newspaper Penetration

Tipping Point Evolution = Augmentation Digital Shared Mail Newspaper 46

Regardless of Marketing Spend
“We Will Get Ours”
• We expect spending to rise, we
have headroom and we expect
our share to grow
• Circulars, inserts and coupons
will continue to have a high
influence on purchase decisions
• Shared Mail is a strong solution
to diminishing newspaper scale
• We believe digital augmentation
will continue to grow

® Please refer to the safe harbor language on slide #2

RedPlum Shared Mail
Free-standing inserts (FSI) - Co-op newspaper inserts
Coupon and promotion clearing
Digital portfolio
In-store media
Canadian media operations
Sweepstakes/security consulting
Direct mail sampling/advertising
Loyalty marketing software
Newspaper inserts
On-page newspaper advertising (ROP)
Newspaper polybag sampling/advertising
Door hanger sampling/advertising (Direct-to-Door)
Shared mail wrap
Shared mail inserts
Saturation mail
List services
Neighborhood Targeted
RedPlum Free-standing Inserts
International, Digital
Media & Services
Portfolio Overview

51 Key Drivers of Sustainable Growth • Shared Mail • FSI • In-Store Media • Digital Portfolio • Cash Flow Utilization

52 Shared Mail • Benefits from declining newspaper circulations • Strong operating leverage • The opportunity: Las Vegas a good example Estimated Revenue Growth Estimated Profit Growth

FSI
• Benefits from consumer value-
seeking behavior
• Marketers response driving unit growth
• Marketers achieve multiple objectives
• The opportunity:
– $165MM in profit recovery
Estimated Revenue Growth
Estimated Profit Growth

54 In-Store • Better concept for retailers and consumers • Unique business model for retailers Estimated Revenue Growth Estimated Profit Growth

55 Digital • Ongoing investment • Expanding digital portfolio • The opportunity: integration of offline and online media Estimated Revenue Growth Estimated Profit Growth

Cash Flow Utilization Options
• To improve EPS
– Share repurchase
– Interest expense reduction
• To invest in the business
– New client development
– New product development
– Acquisitions
Estimated Revenue Growth
Estimated Profit Growth

Key Drivers of Sustainable Growth Estimated Revenue Growth Estimated Profit Growth 57

Please refer to the safe harbor language on slide #2

Navigating Complex Change A Road Map for Success 60

Navigating Complex Change A Road Map for Success 61

More Planning at Home Prior to Shopping 60.0% 40.0% 75.0% 25.0% 85.0% 15.0% 86.0% 14.0% 2007 2008 2009 2010 Store Home Where Purchase Decisions are Made Source: Information Resources inc, 2010 62

2008 2009 Redemption 2008 2009 Distribution Consumer Coupon Demand Outpaces Marketer Supply +23% +11% Source: NCH Marketing Services, Inc. 63

A Sign of the Times
102
100
146
115
2007 2008 2009 2010
Shared Mail & Inserts Drive Consumers
• Valassis has tracked over 9,000 advertising programs since
2007 to determine the effectiveness of our clients’ campaigns.
• Shared Mail & Newspaper Inserts perform and have grown
since the recession began.

65 2006 2007 2008 2009 86 M 88 M 90 M 92 M 94 M 96 M 98 M 100 M 102 M 104 M 106 M Source: NAA/Editor & Publisher Yearbook Who’s Not at the Door – Sunday Newspapers

Navigating Complex Change A Road Map for Success 66

Direct to Door Direct Mail Shared Mail Digital Newspaper In-Store 67

68 In-Store Digital Direct to Door Shared Mail Newspaper Direct Mail

69

Source: Valassis Revenue by Vertical, Internal Tracking 2009 70 $- $100 $200 $300 $400 $500 $600 2003 2009 Integrated Solutions +$550M

71

Why Shift?

Newspaper
Only Buy
Covered Stores
15
Newspaper Circulation 350,485
Shared Mail Circulation 0
Distribution Total 350,485
Qualified Trade Area HHs Reached 255,846
Percent of Qualified HHs 73.0%
Wasted Circulation HHs 94,639

Top & Bottom Line Incentive
Newspaper
Only Buy Optimized Buy
Covered Stores
15 15
Newspaper Circulation 350,485 256,512
Shared Mail Circulation 0 104,754
Distribution Total 350,485 361,266
Qualified Trade Area HHs Reached 255,846 312,254
Percent of Qualified HHs 73.0% 86.4%
Wasted Circulation HHs 94,639 49,012

74

Integrated Media Optimization - IMO
• Plans managed at the national level, optimized
to the local level
• Optimize your media spend for better coverage
of desired target and/or store coverage
Valassis offers a proprietary ability to quickly and efficiently combine multiple solutions from our portfolio
to deliver an optimized coverage
plan.
Client Objectives
Three Customized
&
Optimized
Media Solutions
IMO
Our proprietary,
mathematical model and
optimization engine calculating
and analyzing thousands of
variables

® 76

® Suspect to Prospect Close and Onboard Learn and Enhance Employ IMO/Migrate 77

A Case Study Mark Walsh CEO 78

® 79 Suspect to Prospect Close and Onboard Learn and Enhance Employ IMO/Migrate

® Suspect to Prospect 80 Initial Interest in Valassis Driven By: • Business dynamics created by recession • Cost savings

®
Suspect to
Prospect
Doing the Deal - Valassis Promise
• Save money / Improve execution
• Free up internal resources
• Eliminate non-productive circulation
• Save $500,000 in annual print
budget
• Improve new client acquisition

® Suspect to Prospect Employ IMO/Migrate IMO Recommends: • A significant shift to Shared Mail • Deliver an additional 600k high potential household • Reduction in wasted circulation 82

®
Suspect to
Prospect
Employ
IMO/Migrate
Learn and
Enhance
The Results:
•Positive performance from
Shared Mail
•Significant savings generated
from media and product
efficiencies
•Opportunity to enhance our
Partnership with Valassis

® Share Shift Creating Sustainable Long-term Revenue Growth 84

® New Business Initiatives Creating Sustainable Long-term Revenue Growth 85

® Price Creating Sustainable Long-term Revenue Growth 86

® Price Shift Share New Business Initiatives Creating Sustainable Long-term Revenue Growth 87

Please refer to the safe harbor language on slide #2

Why we Expect to win in Digital…..
•
Capitalize on Long-standing
Customer Relationships to
Generate Content
•
Robust, Flexible and
Adaptive Digital Platform
•
Blend Offline and Online
Media
Consumer
Behaviors
Advertising
Channels
Emerging
Technology

Products to Engage Consumers
1 Source: Internal Valassis data & statistics, August 31, 2010
0
20
40
60
80
100
87 Million
Email
1
0
5
10
15
20
25
21 Million
Print
1
0
500
1000
1500
2000
2500
2 Billion
Display Ads
1
0
5
10
15
20
25
20 Million
Text Offer
1
0
5
10
15
20
25
20 Million
Offer to ID
1

Channels to Reach Mass and
Targeted Audience
1
1
2
3
1
1 Source: Internal Valassis data & statistics, August 31, 2010
2 Source: Compete.com, August 31, 2010
3 Source: Facebook.com, August 31, 2010
651 Million
Messaging
Points

Robust and Flexible Digital Platform 93

94 Integrate Data to Enhance Market Coverage

iDeal Position for Integrated Offline and Online Media Scalable Distribution Advertiser Message Consumers Blended Product Portfolio 95

Blended
Product Portfolio
iDeal Position for Integrated Offline and
Online Media
Scalable
Distribution
Advertiser
Message
Consumers
96
Competitive Advantage
• Blended Media Solutions
• Custom Targeting
• Optimized Media Plans
Competitive Advantage
• Blended Media Solutions
• Custom Targeting
• Optimized Media Plans

Our Technology is Live Today 97

Send Offer to a Friend (Or Two!) 98

99 Using Open ID

In Summary...What Makes Valassis iDeal
•
Deep Customer
Relationships Generate
Valuable Content
•
Robust and Flexible Digital
Platform Allows us to
Adapt Quickly
•
Our Blended Offline &
Online Creates Powerful
Channel

Please refer to the safe harbor language on slide #2

103 In-Store Marketing • The Market Today • Our Position – Market Share – Retailers – Product Portfolio • Market Response – Retail – Advertiser • Future State – 2010 and beyond

104 The In-Store Market Today At-Shelf Branding & Promotion = $550m* *estimated

The Market Today
• Majority of media spend is in Food, Drug, Mass sector
• Retailers/Stores Participating = 50,000+ stores*
– 20,834 Drug
– 15,454 Food
– 8,998 Mass, Staples, Family Dollar
• Feature shelf ads, coupons, take one’s, floor ads, etc.
• Sold to Consumer Packaged Goods community, highly
desired/effective moving product
• Market Leader
– Estimated $500m in revenue/$200m in profit
*NewsAmerica
Website

How Valassis Changed The Game
• Retailer-centric Model
• Industry Trend to “Clean Store”
– Control
– Transparency
• Financials
• Content
• Creative
– Financial Upside
• Goal: Create a true partnership between retailer and
Valassis

IN-STORE MARKETING
Supervalu Boosts Brands
By Re-engineering Center Store
By Dale Buss
When it came to the crucial but outmoded center of their stores, Supervalu executives realized that shoppers were drowning in merchandising messages, price promotions and other communications – hurting the company’s CPG suppliers as well as the chain’s own performance.
So the Minneapolis-based owner of supermarket megabrands is in the midst of a radical simplification of its in-store marketing strategy and streamlining of its execution in a new initiative with major manufacturer-partners such as General
Mills and Nestle, and marketing-services giant Valassis.

AdPOP
6% -13% average lift
BladePOP
6% -13% average lift
CouponPOP
18% - 34% average lift
InfoPOP
7% - 13% average lift
DealPOP
26% average  lift without TPR
118% average  lift with TPR
FloorPOP
7% - 16% average lift
RedPlum™ In-Store Portfolio
Source of lift data Insignia Systems and Smartsource.com

The Customers Respond…….
“We could not be happier with this new strategy and our choice of partner at Valassis.”
- Julie Dexter Berg, CMO SUPERVALU
“It totally makes sense about getting rid of the clutter and narrowing down the options for the consumer’s experience.”
“Just seems like a really big deal changing the quality of the in-store signage (regarding the signage being of vinyl substrate vs. paper).”
-Joanna Jones, Director of Business Leadership – Momentum
(Smucker's Primary Agency of Record)
(CouponPOP) “Sturdier than the Smart Source Coupon Machine. We like the creative shell more. Given the size of the box, we think it should garner more attention than the Smart Source Coupon Machine…even with the red flashing light.”
-
-
(InfoPOP) “They look GREAT! The print quality is really nice.”
-Kristen Holahan, Integrated Marketing Manager --Campbell Soup Company
Kevin Sherman, Brand Manager – MARS Ice Cream

110 The Valassis Network – Over 2,200 Stores

2010 top Supermarket Retailers
with In-Store Media
RETAILER # of Stores*
1. Kroger Co. 3,634
2. Supervalu 2,450
3. Safeway 1,730
4. Delhaize America 1,608
5. Publix Super Markets 1,018
6. Ahold USA 707
7. Winn-Dixie Stores 515
8. A&P 435
9. Giant Eagle 376
10. Savemart 244
*Information from
Supermarket News
Corporate and/or Franchise Stores, dated 2010

112 How we are Faring for Content With 3 Cycles of Data: • We are getting about 80% of all content/ads • Creating organic programs based on flexibility and adaptability • Pleased with trends thus far

113 New Business Development (In-Store and Digital) • Responsible for an estimated $40 million in incremental revenue on an annual basis

Please refer to the safe harbor language on slide #2

116 Low Cost Producer • Major Cost Components • Continuous Cost Improvement • The Valassis Difference

117 83.5% 11.8% 4.7% NT 40.2% 28.4% 31.4% FSI 66.5% 21.8% 11.7% Total 66.9% Distribution 25.5% Production Operations 7.6% Paper SM Major Cost of Goods Sold Components Based on 2010 YTD costs

Paper The effect that paper costs have on Valassis performance is limited The effect that paper costs have on Valassis performance is limited 12% Contracts Production Waste Volume & Fit 118

119 Production Our goal is to achieve at least 5% improvement every year Valassis Continuous Improvement Equip for Purpose Safety Supply chain

120 Distribution Integrated media optimization is a great advantage Relationships Cost/Unit Optimization Alternatives Scale—Buying Power 100 Million Shoppers Weekly

121 Client Services Our goal is to achieve at least 5% efficiency improvement every year 750 Associates Client-facing Graphics Automation Velocity AMS + CFI

Advanced Management System
Plan
Schedule
Implement Report
Forecast
Continuous Improvement
Achieved
3 to 15%
Productivity
Improvements*
*Based on AMS installations in Client Services and Targeting, 2009

123 Culture Great Culture >> Top Performers >> Low Cost Producer Associate Experience Recognition Programs Top Performers Training & Development Accountability

Please refer to the safe harbor language on slide #2

Capital Expenditures
(fiscal year)
$-
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
$90,000
$100,000
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010E
ADVO
Valassis
Notes: ADVO annual amounts through 2005 are for fiscal years ended on the last Saturday in September, while Valassis annual amounts are for fiscal years ended December 31. The ADVO fiscal year 2006 amount includes five fiscal quarters ending on December 30, 2006. ADVO 2007 capital expenditures are from December 31, 2006 through March 2, 2007. The estimated 2010 capital expenditures shown above are based on Valassis Full-year Guidance provided in its second quarter
2010 Earnings Release.  This guidance, provided as of July 29, 2010 by management, was based on the economic environment as of such date.  Actual results may differ materially.  No reference (oral or written) to such data should be construed as an update, revision, confirmation or clarification of same.

Capital Expenditures and Depreciation
$-
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
$90,000
$100,000
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010E
CapX
Depreciation
$12.6 mm
amort. of
intangibles
(fiscal year)
Notes: See capital expenditures notes on previous slide. ADVO annual amounts through 2005 are for fiscal years ended on the last Saturday in September, while Valassis annual amounts are for fiscal years ended December 31.  The ADVO fiscal year
2006 amount includes five fiscal quarters ending on December 30, 2006. ADVO 2007 capital expenditures and depreciation amounts are from December 31, 2006 through March 2, 2007.  The depreciation amount for 2010 is estimated; the actual amount may differ materially.

128 2010 to 2011 Pre-tax Income Bridge

2011 Interest Expense Savings
• Current Swaps Expire on December 31, 2010
– $447.2 million of our term loans with 3-month LIBOR fixed at 5.026%
+ 2.25% spread = 7.276%
• New Swap Begins on December 31, 2010
– 3-month LIBOR fixed at 2.005% + 2.25% spread = 4.255%
– Matures on June 30, 2012
– Notional amount $300 million
• Amortizing at the end of each quarter by $40 million
• Down to $100 million notional for the quarter-ended June 30, 2012
• Estimated 2010 Debt Reduction = $305 million
1
• Estimated 2010 Interest Expense, net = $63.9 million
2
1 Represents actual debt payments through June 2010, plus scheduled term loan amortization for 2010.
2 Based on Full-year 2010 Guidance provided in Valassis second quarter 2010 Earnings Release. This guidance, provided as of
July 29, 2010 by management, was based on the economic environment as of such date.  Actual results may differ materially.
No reference (oral or written) to such data should be construed as an update, revision, confirmation or clarification of same.

Estimated 2011 Interest Expense Calculation 130

Estimated Annual Excess Cash Generation
1 Based on Full-year 2010 Guidance provided in Valassis second quarter 2010 Earnings Release. This guidance, provided as of
July 29, 2010 by management, was based on the economic environment as of such date.  Actual results may differ materially.
No reference (oral or written) to such data should be construed as an update, revision, confirmation or clarification of same.
2 Excludes any changes in operating assets and liabilities (working capital) and stock repurchases made to date.
NC = No expected material change.

Estimated 2011 Sources and Uses of Cash
• Cash Generation Through 12/31/11
–
Cash & equiv. on 12/31/09 = $130 million; plus
–
Excess cash generation in 2010 = estimated $140 million (less cost of 2010 share repurchases and any changes to operating assets and liabilities [working capital]); plus
–
Excess cash generation in 2011 = ?
• Term Loan Negative Covenant Considerations
–
Share repurchases:  basket calculated in part at up to 50% of previous year’s consolidated net income
• Could be approximately $195 million
1
beginning March 2011
–
Acquisitions:  up to an aggregate of $200 million
• Debt Repayment
–
Call provision on 2015 8.25% senior notes in March 2011 at 104.125%
• However, only permitted under certain limited circumstances
Valassis is not under any obligation to buy back its stock; and if it does, Valassis would be subject to the terms of the approved share repurchase program.
1 Based on Full-year 2010 Guidance provided in Valassis second quarter 2010 Earnings Release. However,